UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 30, 2007

BigBand Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33355	04-3444278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Broadway Street

Redwood City, California 94063

(Address of principal executive offices) (Zip code)

(650) 995-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 25, 2007, BigBand Networks Ltd, a wholly-owned subsidiary of BigBand Networks, Inc., entered into a lease arrangement for an office space in Tel-Aviv, Israel. On July 25, 2007, BigBand Networks Ltd, a wholly-owned subsidiary of BigBand Networks, Inc., entered into a lease arrangement with U. Dory Engineering Works Corp. Ltd. for an office space in Tel-Aviv, Israel. This lease is for a five year period commencing in February 2008, with an option to renew the lease at the option of the Company for two additional lease terms of two and half years each.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
99.1	Lease Agreement (Tel-Aviv, Israel).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGBAND NETWORKS, INC.

By:	/s/ Fredrick A. Ball
Fredrick A. Ball
Senior Vice President, Chief Financial Officer (Principal Accounting and Financial Officer)

Dated: July 30, 2007